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                                                                   EXHIBIT 10.39


                      TERMINATION AGREEMENT WITH RESPECT TO
                         BUSINESS DEVELOPMENT AGREEMENT

        This TERMINATION AGREEMENT WITH RESPECT TO BUSINESS DEVELOPMENT AGREEMENT (the "Agreement") is entered into as of September 29, 2000, by and among Prison Realty Trust, Inc., a Maryland corporation formerly known as Prison Realty Corporation ("Prison Realty"), Corrections Corporation of America, a Tennessee corporation formerly known as Correctional Management Services Corporation ("CCA"), and CCA Acquisition Sub, Inc., a Tennessee corporation and wholly owned subsidiary of Prison Realty ("Sub"). Sub is a party to this Agreement for the purpose of acknowledging and consenting to the agreements of Prison Realty and CCA contained herein.

                              W I T N E S S E T H:

        WHEREAS, Prison Realty and CCA are parties to that certain Business Development Agreement, dated May 4, 1999, as amended by Amendment Number One to Business Development Agreement, dated as of June 9, 2000 (the "Business Development Agreement"), copies of which are attached hereto as Exhibit A;

        WHEREAS, Prison Realty, CCA and Sub are parties to that certain Agreement and Plan of Merger, dated June 30, 2000, pursuant to which CCA will merge with and into Sub with Sub being the surviving corporation (the "Merger"); and

        WHEREAS, pursuant to Section 7.21 of that certain Amended and Restated Credit Agreement, dated August 4, 1999, by and among Prison Realty as Borrower, certain of its subsidiaries as Guarantors, those parties identified as the Lenders thereunder, Lehman Commercial Paper Inc. ("Lehman") as Administrative Agent, Societe Generale as Documentation Agent, The Bank of Nova Scotia as Syndication Agent, and Southtrust Bank (formerly known as Southtrust Bank, N.A.) as Co-Agent, as amended by the terms of that certain Waiver and Amendment, dated June 9, 2000, by and between Prison Realty and Lehman as Administrative Agent on behalf of the Lenders, Prison Realty has agreed to cause the termination of the Business Development Agreement in connection with, and at the time of, the consummation of the Merger.

        NOW, THEREFORE, in consideration of the premises, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Business Development Agreement shall be, and hereby is, terminated and shall be of no further force or effect, effective as of the completion of the Merger.


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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    PRISON REALTY TRUST, INC.



                                    By: /s/ John D. Ferguson
                                        ----------------------------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------


                                    CORRECTIONS CORPORATION OF AMERICA



                                    By: /s/ Darrell K. Massengale
                                        ----------------------------------------
                                    Title: Secretary and Chief Financial Officer
                                           -------------------------------------


                                    CCA ACQUISITION SUB, INC.



                                    By: /s/ Darrell K. Massengale
                                        ----------------------------------------
                                    Title: President
                                           -------------------------------------







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                                   EXHIBIT A

                            [intentionally omitted]